CALVERT GLOBAL REAL ESTATE FUND

Supplement to Statement of Additional Information (“SAI”) dated April 29, 2022

CALVERT FLEXIBLE BOND FUND

CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

CALVERT VP SRI BALANCED PORTFOLIO

CALVERT VP SRI MID CAP PORTFOLIO

Supplement to SAIs dated May 1, 2022

CALVERT BALANCED FUND

CALVERT BOND FUND

CALVERT CONSERVATIVE ALLOCATION FUND

CALVERT CORE BOND FUND

CALVERT EMERGING MARKETS ADVANCEMENT FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT EQUITY FUND

CALVERT FLOATING-RATE ADVANTAGE FUND

CALVERT FOCUSED VALUE FUND

CALVERT GLOBAL ENERGY SOLUTIONS FUND

CALVERT GLOBAL WATER FUND

CALVERT GREEN BOND FUND

CALVERT GROWTH ALLOCATION FUND

CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT MID-CAP FUND

CALVERT MODERATE ALLOCATION FUND

CALVERT MORTGAGE ACCESS FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT SMALL-CAP FUND

CALVERT ULTRA-SHORT DURATION INCOME FUND

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND

Supplement to SAIs dated February 1, 2023

(each, a “Fund” and collectively, the “Funds”)

1.       The following replaces the first paragraph under “Strategies and Risks” for all Funds except Calvert Conservative Allocation Fund, Calvert Growth Allocation Fund and Calvert Moderate Allocation Fund:

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment strategy, the Fund generally expects to invest less than 5% of its total assets in such investment type. The Fund may hold a security or other instrument that is not otherwise identified as permissible if it is received through a corporate action. If a particular investment type or practice that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment type or practice. Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies and Risks.” The success of a Fund that is actively managed depends upon the investment skills and analytical abilities of the portfolio manager(s) to develop and effectively implement strategies that achieve the Fund’s investment objective and strategies. Subjective decisions made by the portfolio manager may cause a client portfolio to incur losses or to miss profit opportunities on which it may have otherwise capitalized (including any losses and costs incurred on sales of ineligible securities and sales of securities purchased before CRM completes an evaluation of an issuer).

2.       The following replaces the first paragraph under “Strategies and Risks” for Calvert Conservative Allocation Fund, Calvert Growth Allocation Fund and Calvert Moderate Allocation Fund:

The Fund Prospectus identifies the types of investments the Fund will invest in through an underlying Calvert Fund (the “underlying funds”) in seeking its investment objective and the principal risks associated therewith. Information on all of the investments the Fund is permitted to make through an underlying fund including its principal investments, can be found in this SAI under “Additional Information About Investment Strategies and Risks.” Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including but not limited to futures, options and swaps; (2) exchange-traded funds and (3) U.S. Treasury securities, including Treasury-Inflation Protected Securities. To the extent that an investment type or practice listed under “Additional Information About Investment Strategies and Risks” is not identified in the Fund Prospectus as a principal investment, the fund generally expects to invest less than 5% of its total assets in such investment type. The Fund may hold a security or other instrument that is not otherwise identified as permissible if it is received through a corporate action. If a particular investment type that is listed below but not referred to in the Prospectus becomes a more significant part of the Fund’s strategy, the Prospectus may be amended to disclose that investment. As used in Additional Information About Investment Strategies and Risks, “Fund” refers to a Fund or the underlying funds in which it may invest. The success of a Fund that is actively managed depends upon the investment skills and analytical abilities of the portfolio manager(s) to develop and effectively implement strategies that achieve the Fund’s investment objective and strategies. Subjective decisions made by the portfolio manager may cause a client portfolio to incur losses or to miss profit opportunities on which it may have otherwise capitalized (including any losses and costs incurred on sales of ineligible securities and sales of securities purchased before CRM completes an evaluation of an issuer).

3.       The following replaces “Adviser Proxy Voting Policies and Procedures” in the Appendix for all Funds:

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction

Calvert Research and Management (“Calvert”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Calvert’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation. These proxy voting policies and procedures (“Procedures”) are intended to reflect current requirements and guidance applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”). The Procedures may change from time to time.

II.       Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all other stakeholders (employees, customers, communities and the environment). Calvert believes that combining effective governance and corporate sustainability better positions a company to create long-term value for its shareholders.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”), which set forth the general principles and voting guidelines employed by Calvert when voting proxies on behalf of clients. As noted therein, the Guidelines are not intended to be exhaustive and do not seek to anticipate every type of proposal that may be submitted to shareholders for a vote. Calvert reviews the Guidelines periodically and they may be changed at any time.

Calvert normally votes proxies received by a client for which it has sole investment discretion (including the Calvert Funds) (each, a “Fund” and collectively, the “Funds”) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services, Inc. Although Calvert retains the services of the Agent for research and development of proxy voting recommendations consistent with the Guidelines, Calvert remains responsible for proxy voting decisions. Calvert may also receive and directly vote proxies with respect to certain private equity investments held by clients. Any such proxies are also voted in accordance with the Guidelines. Where applicable, proxies will be voted in accordance with client-specific guidelines.

III.       Roles and Responsibilities

A.       Proxy Administrators

Calvert has designated certain employees to administer these Procedures. The proxy administrators and/or their designees (together, the “Proxy Administrators”) coordinate consideration of the manner in which certain proxies are voted with members of Calvert’s Engagement and Proxy Voting Committee as described herein.

B.       Agent

The Agent is responsible for coordinating with the clients’ custodians and Calvert to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Calvert shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall execute and/or refer proxies consistent with instructions provided by Calvert to implement the Guidelines, unless otherwise instructed by Calvert in accordance with these Procedures. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to any Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Calvert upon request.

Subject to the oversight of Calvert, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Calvert, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Calvert when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. Calvert is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretative guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent;
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;
•	periodic review of relevant changes to Agent’s business; and/or
•	periodic review of the following to the extent not included in due diligence materials provided by the Agent: (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; and (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations.

C.       Engagement and Proxy Voting Committee

Calvert has established the Engagement and Proxy Voting Committee which, among other things, is responsible for reviewing the Guidelines at least annually. The Engagement and Proxy Voting Committee shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of Calvert or the Agent as described below.

The members of the Engagement and Proxy Voting Committee shall consist of at least two employees of Calvert appointed by, and including, Calvert’s Chief Executive Officer (“CEO”) and President. The Proxy Administrators and the Director of Corporate Engagement are not voting members of the Engagement and Proxy Voting Committee. Members of the Engagement and Proxy Voting Committee may be changed from time to time at Calvert’s discretion.

Matters that require the approval of the Engagement and Proxy Voting Committee may be acted upon by any of its member(s) available to consider the matter.

IV.       Proxy Voting

A.       The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert may vote shares in a manner that does not strictly adhere to or is inconsistent with the Guidelines if doing so is deemed by Calvert to be in the best interests of the shareholders. Calvert will review the Guidelines at least annually. In connection with proxies to be voted, on behalf of the Funds Calvert will submit amendments to the Guidelines to the Fund Boards each year for approval.

Section VI below sets forth the process in the event Calvert determine to vote a proxy in a manner not strictly in accordance with the Guidelines, and such vote presents a potential conflict of interest.

B.       Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1.	Vote in Accordance with Guidelines

Calvert provides the Agent with voting instructions to implement the Guidelines for various types of proposals. Based on such instructions, the Agent shall make recommendations to Calvert on the manner in which proxies shall be voted.

2.	Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) a proxy is received for a proposal for which there is there is no voting instruction pursuant to the Guidelines or (ii) the Guidelines otherwise state that the proposal shall be referred to Calvert to determine the manner in which it should be voted, the Proxy Administrator shall evaluate the proposal and, if provided, the recommendation of the Agent and determine whether the proposal should be voted in accordance with past practice or the recommendation of the Agent. If it is voted in accordance with past practice or the recommendation of the Agent, the Proxy Administrator shall seek input from the Engagement and Proxy Voting Committee, which may consult with relevant portfolio managers and/or analysts covering the company subject to the proxy proposal or its industry and shall instruct the Agent to vote based on this input. The Proxy Administrators will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3.	Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event Calvert recommends a vote contrary to the Guidelines, the Proxy Administrator will provide the Engagement and Proxy Voting Committee with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Engagement and Proxy Voting Committee. Should the vote by the Engagement and Proxy Voting Committee concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted. Calvert will provide a report to the Boards of Trustees/Directors of the Calvert Funds reflecting any votes cast on behalf of a Calvert Fund contrary to the Guidelines, and shall do so quarterly.

The same process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4	Do Not Cast a Vote

It shall generally be the policy of Calvert to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, Calvert may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareowners' rights are limited; or (iv) Calvert is unable to access or timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.       Securities on Loan

When a client participates in the lending of its securities and the securities are on loan on the record date for a shareowner meeting, proxies related to such securities generally will not be forwarded to Calvert by the client’s custodian and therefore will not be voted. In the event that Calvert determines that the matters involved would have a material effect on the applicable client’s investment in the loaned securities, Calvert will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. Notwithstanding the above, Calvert shall use its reasonable efforts to instruct the security lending agent to recall any security subject to a proxy prior to the record date.

V.       Recordkeeping

Calvert will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act. Those records will include:

•	A copy of these Procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by Calvert that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and Calvert’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Calvert or its Agent for two years after they are created.

VI.       Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.       Assessment of Agent

Calvert shall establish that the Agent (i) is independent from Calvert, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Calvert shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Calvert may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Calvert in writing within fifteen (15) calendar days of any material change to information previously provided to Calvert in connection with establishing the Agent's independence, competence or impartiality.

B.       Conflicts of Interest

As fiduciaries to its clients, Calvert puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of Calvert are able to identify potential material conflicts of interest, Calvert will take the following steps:

•	Quarterly, the Legal and Compliance Department will ask the department heads of each department of Calvert and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of Calvert and principal underwriter of Calvert Funds) for a list of significant clients or prospective clients of Calvert or EVD;
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrators;
•	The Proxy Administrators will compare the list of Conflicted Companies with the names of companies for which Calvert has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the applicable Proxy Administrator will report that fact to the Engagement and Proxy Voting Committee.
•	If a Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines, he or she will (i) inform the Engagement and Proxy Voting Committee of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If a Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Engagement and Proxy Voting Committee will then determine if a material conflict of interest exists between Calvert and its clients (in consultation with the Legal and Compliance Department). If the Engagement and Proxy Voting Committee determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies Calvert will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, at least two members of the Calvert Fund Boards not affiliated with Calvert as described in the Calvert Funds Proxy Voting Policy and Procedures; or
•	If Calvert serves as sub-adviser to an account, then to the adviser of that account.
•	If a client holds securities issued by an affiliate of Calvert including Morgan Stanley, of which Calvert is an indirect wholly owned subsidiary, the Proxy Administrator will instruct the Agent to “echo vote” such securities in the same proportion as other proxy voters that are not clients of Calvert.

Calvert will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, or adviser, as the case may be, fails to instruct Calvert on how to vote the proxy, Calvert will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Calvert to vote its clients’ proxies would have a material adverse economic impact on Calvert’s clients’ securities holdings in the Conflicted Company, Calvert may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Calvert shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon Calvert’s request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to Calvert, the Agent shall provide Calvert with such information as Calvert deems reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. Calvert shall review such information on a monthly basis. The Proxy Administrators shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrators. Any such proxy referred by the Agent shall be referred to the Engagement and Proxy Voting Committee for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Engagement and Proxy Voting Committee.

Adopted: June 20, 2018

Amended: December 3, 2019; March 6, 2023

APPENDIX A

CALVERT RESEARCH AND MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Effective March 20, 2023

Table of Contents

I. INTRODUCTION	8
II. THE GUIDELINES	9
A. CORPORATE GOVERNANCE	9
1. Board and Governance Issues	9
2. Executive and Employee Compensation	15
3. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring	19
B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY	21
1. Sustainability Reporting	21
2. Environment	22
3. Workplace Issues	24
4. International Operations and Human Rights	25
5. Product Safety and Impact	26
6. Consumer Finance	28
7. Political Action Committees and Political Partisanship	29
8. Other Issues	29

I.        INTRODUCTION

Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.

Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.

As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted. With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals. The Guidelines are primarily intended to address proxy proposals from operating companies. When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders. Calvert reviews the Guidelines periodically and they may be changed or updated at any time.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.

When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.

In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution. In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.

In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass. The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting. When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.

II.        THE GUIDELINES

Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.

A.        CORPORATE GOVERNANCE

1.        Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.

Board Independence

One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.

Because the board’s ability to represent shareholders independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director. Conflicts of interest may arise when one person holds both the chairman and CEO positions. Accordingly, effective board oversight may be enhanced by independent leadership. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose slates of directors without at least a majority of independent directors.
•	support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
•	oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.
•	oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•	support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director unless the company has an effective counterbalancing governance structure to a combined chair/CEO, including a robust lead director role, and there are no other significant governance concerns.

Board Diversity

Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:

•	For U.S., U.K., Canadian, Australian and South African companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.
•	For other -U.S., U.K., Canadian, Australian, and South African companies, oppose the Chair of the nominating committee if the board fails to meet the following thresholds:
•	Gender – at least 40% representation of each, male and female; and
•	Ethnicity – A percentage of ethnically diverse directors proportional to the population of the home country, or two diverse directors, whichever is greater;
•	Collectively, the board is at least 50 percent diverse.
•	For companies in countries outside of these five, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and oppose the Chair of the nominating committee if the board does not comprise of at least 40% representation of each, male and female.
•	For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.
•	support proposals requesting companies to disclose a board diversity and qualifications matrix.
•	support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities. The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.
•	oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•	oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.
•	oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.
•	oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.

•	vote case-by-case and potentially oppose director nominees for in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material environmental, social and governance (ESG) issues such as climate change.
•	oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).
•	oppose a director nominees if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.
•	oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed proposals seeking the creation of a board committee dedicated to long term strategic thinking and risk management with respect to materials ESG issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting ESG concerns. In voting proposals relating to these matters, Calvert ordinarily will:

•	support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating ESG concerns. In evaluating these proposals, we will consider whether the proposed changes is consistent with good governance practice, would enhance ESG oversight and are appropriate to the unique circumstances of the company.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In voting proposals relating to these matters, Calvert ordinarily will:

•	support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals to limit director tenure.
•	oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one, three, and five year total shareholder returns relative to a company’s peers).

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.
•	oppose excessive awards of stock or stock options to directors.
•	vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors and Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) strategic plan or considerations around ESG impact, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.
•	oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals to elect all board members annually and to remove classified board structures.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support both advisory and binding proposals seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals to allow cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose supermajority vote requirements.
•	support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•	support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•	vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareholder Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support management and shareholder proposals that grant shareholder access to the proxy ballot.
•	vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.

Restrictions on Shareholders Acting by Written Consent

Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.
•	support proposals to allow or facilitate shareholder action by written consent.

Restrictions on Shareholders Calling Meetings

It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders – often a majority of shareholders – to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.
•	vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.

•	support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.
•	support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•	support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).
•	support proposals that call for more stringent measures to ensure auditor independence.
•	support proposals (typically outside the US) that call for the annual election of auditors by shareholders.

Audit Committee

•	oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.
•	oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

In a number of countries outside of the US, companies routinely appoint internal statutory auditors. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

Transparency and Disclosure

Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S. More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals that call for full disclosure of company financial performance.
•	support proposals that call for an annual financial audit by external and independent auditors.
•	support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
•	support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•	support proposals that call for disclosure of related party transactions.
•	support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on bylaw changes affecting shareholders’ litigation rights.

2.        Executive and Employee Compensation

Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence. Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.

Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans. Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals. Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language. Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.

Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting. Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy. They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers. The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy. In voting on proposals relating to these matters, Calvert ordinarily will:

Advisory Vote on Executive Compensation (Say on Pay)

•	support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.
•	vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:

Incentive Compensation

•	Pay for Performance: The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle. Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns. Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long term shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose provisions that reduce the alignment of management and shareholder interests,
•	oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.
•	Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards. Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3-5 year time horizon. Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners.
•	Incentive Criteria: Long-term awards (whether restricted stock, options, performance shares or other structure) should be both time and performance based, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate. The company should explain how incentives link to corporate strategy and drive long-term performance and risk management. Performance targets should be realistic and appropriately challenging. Some discretion to allow boards to adjust compensation to unforeseen circumstances may be appropriate. However, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.
•	ESG Incentives: An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both. We encourage companies to consider adopting ESG metrics in their executive incentive compensation programs as a way to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures. When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods. Goals may be qualitative or quantitative, but we look to ensure that the achievement of goals can be easily assessed by shareholders. In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.
•	Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders. The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.

•	Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers. Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained. In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose mandated pay limits as a check on pay disparity.
•	Stakeholders and Sustainability: We prefer that the plan incorporate strategic goals related to sustainability and fair treatment of stakeholders. The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.
•	Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.
•	Perquisites: Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft. The cash value of perquisites are usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management. Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.
•	Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer. The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.
•	Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.

Country-Specific Compensation Disclosures

•	Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country. For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.

Equity Compensation

Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance. All equity plans are subject to the incentive criteria detailed above. Additionally, we believe that companies should not make loans to support stock purchases. While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose provisions that provide downside protection to plan participants that are not available to other shareholders;
•	support equity plans that tend to create long term incentives for management to create long-term sustainable value. The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.
•	support proposals that will require executives to hold sufficient shares to incentivize them to think like long term owners.
•	Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.
•	Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.
•	Repricing: oppose the repricing of options, which undermines the incentive value of these awards.

•	Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.
•	Dilution: oppose plans that are excessively dilutive to minority shareholders.
•	Hedging: oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.

Employee Stock Purchase Plans

•	support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.
•	oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.

Severance Agreements (“Golden Parachutes”)

Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from "jumping ship" during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.
•	oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.
•	oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):
•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Full acceleration of equity awards granted shortly before the change in control;
•	Acceleration of performance awards above the target level of performance without compelling rationale;
•	Excessive cash severance (generally >3x base salary and bonus);
•	Excise tax gross-ups triggered and payable;
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors

•	vote case-by-case on compensation plans for non-employee directors, based on:
•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•	The company’s three-year burn rate relative to its industry/market cap peers; and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•	oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

•	vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation based on:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Compensation Committee

•	oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

3.        Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.

Considering the Non-Financial Effects of a Merger Proposal

Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.
•	vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on environmental, social and governance concerns.
•	oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Adjournment of Meeting

Generally vote AGAINST proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.

Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.

•         oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•	vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.

Corporate Purpose

In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders. In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions. Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have reincorporated under corporate forms that prioritize the creation of value for all stakeholders. Calvert supports reasonable governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.

In voting proposals relating to these matters, Calvert ordinarily will:

•         support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.

•         oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•	vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
•	oppose proposals to reincorporate outside the United States if is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•	vote case-by case on proposals authorizing the issuance of additional common stock.
•	oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.
•	support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:
•	a Stock exchange notification to the company of a potential delisting;
•	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•	the company's rationale; or
•	Other factors, as applicable.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose the creation of blank check preferred stock.
•	oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Shareholder Rights Plans

Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals calling for shareholder approval of shareholder rights plans.
•	oppose shareholder rights plans.
Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support anti-greenmail provisions.
•	oppose the payment of greenmail.

B.        CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

1.        Sustainability Reporting

Investors require substantive and comparable information about corporate ESG performance both to integrate these factors into investment decisions and to engage with companies. A high quality sustainability report can demonstrate the company’s positioning with respect to the material ESG risks and opportunities it may face. However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree variation in quality and relevance persists among corporate disclosures. Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure. These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances. Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.
•	support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.

2.        Environment

All economic activities affect, and in turn depend on, the natural environment. Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes. We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact. As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:

Climate: Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure. Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.

In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable. Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.

Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.

Toxins and Pollution: Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.

Land Use and Biodiversity: Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.

In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:

General

•	support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•	support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Climate Change Mitigation

•	support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.
•	support proposals asking companies to adopt greenhouse gas reduction targets, including science based targets.
•	support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.
•	support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.
•	support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.
•	support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.
•	support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

Climate Change Adaptation

•	support proposals seeking the preparation of a report on the company’s risks attributable to climate change.
•	support proposals seeking disclosure of the company’s plans to adapt to climate change.
•	support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.
•	support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities.

Advisory Vote on Climate Transition Plans (Say-On-Climate)

Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:

•	Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to 1.5 degrees Celsius
•	Extent of emissions covered
•	Disclosure and alignment of interim targets with net zero commitments
•	Alignment of corporate strategy with net zero commitments
•	Considerations of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)
•	Effective governance of climate goals

In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:

•	oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.
•	support shareholder proposals that ask the company to issue a climate transition report or plan.
•	support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.

Waste and Pollution

•	support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.
•	support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.
•	support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.

•	support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.

Water

•	support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.
•	support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.
•	support proposals seeking improved management of water in industrial or agricultural operations and supply chains.
•	support proposals asking for improved management and reporting of marine ecosystems.
•	support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.

Land-Use Change / Biodiversity Conservation

•	support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.
•	support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.

3.        Workplace Issues

Labor Relations and Vendor Standards

The relationship between companies and their labor forces has become more complex over the last 20-30 years. The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms. Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement. Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.

Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor. Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.

At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance. Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.

Modern Slavery

Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies. Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor. Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.

Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.

Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.

Mandatory Arbitration

Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts. The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees. Generally, Calvert will:

•         support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:

i. Current practices and policies related the use of mandatory arbitration agreements;

ii. The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and

iii. The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.

•         oppose proposals that request that the company adopt a mandatory arbitration bylaw

Diversity and Equal Employment Opportunity (EEO)

While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere. Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.

Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.

Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.

Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBT employees and to create a working environment where individuals can feel comfortable and accepted. While most U.S. public companies currently have a non-discrimination policies, investors are concerned that these policies are consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBT people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:

•	support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.
•	support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.
•	support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.
•	support proposals asking for an assessment of risks related to potential violations of labor and human rights.
•	support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.
•	support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.
•	support proposals asking companies to prepare a report on pay equity based on race, gender, or other appropriate category.
•	Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.

Equity Audit Proposals

Equity audit proposals request companies engage a variety of key stakeholders to evaluate specific topics to be addressed, including employees, shareholders, customers, stakeholders, and civil rights organizations to see the environmental, civil, and/or racial impact on the company’s stakeholders. Calvert will ordinarily:

•	support proposals asking the company to commission an equity audit while considering characteristics of the proposal such as who conducts the audit and qualifications of the auditor, among other factors; and
•	oppose proposals that ask companies to commission non-discrimination audits designed either in spirit or substance to undermine the need for companies to protect the specific interests of minorities.

Employee Representation on Boards

Non-management employee representation on boards provide an opportunity for enhancing board diversity by potentially giving the board and management meaningful insights into the company’s workplace.

In voting proposals asking for an employee representative (or increased employee representation) to serve on the board, Calvert ordinarily will support these proposals, factoring in the potential employee representative director’s rights and duties as compared to other incumbent board members, objective independence of the candidate, director selection process, existing workplace controversies facing the company, among other issues.

4.        International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons. For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.

Modern communications technologies have increased public scrutiny of company operations around the world. Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms. Policies to safeguard human rights help to insure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.

Numerous internationally recognized standards guide the development of corporate human rights policies. At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.

It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally. The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices. Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments. Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.

Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy. Companies should also incorporate a global policy to ensure respect for the rights of LGBT people, especially in countries and localities whose policies are either hostile or neglectful of LGBT rights. Numerous guidelines also exist that are relevant for specific industries and types of operations. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.
•	support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•	support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.

5.        Product Safety and Impact

Companies bear primary responsibility for the safety of their operations and products. In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies. However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies. Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest. Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products. In voting on proposals relating to these matters, Calvert ordinarily will:

•	case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.
•	support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives. Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace. Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support resolutions asking companies to disclose policies related to toxic chemicals.
•	support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals. Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.
•	support proposals requesting that companies report on policies to ensure animal welfare.
•	vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities

Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.

Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.
•	support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.
•	vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.

Data Privacy and Data Security

A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally. One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies. This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services. However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.

Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend. For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election. These concerns are heightened when companies sell data to third parties with no connection to the original user.

For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected. Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.

For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.

Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.

For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services. Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security. Companies should also develop robust systems to safeguard data from unauthorized access and use. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.
•	support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.
•	support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.
•	support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.

•	support proposals asking companies to analyze the risk to its business model relating to data privacy or security.

Health and Pharmaceuticals

The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance. In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies. Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products. Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long term financial performance.
•	support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.
•	support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.
•	support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.
•	support proposals asking for information about the nutritional composition of the company’s food products.

6.        Consumer Finance

Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts. Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.
•	support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

7.        Political Action Committees and Political Partisanship

Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company ESG guidelines or the long term interests of shareholders. While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources. For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.

We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•	support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.
•	support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•	support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.

8.        Other Issues

In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.

Voting on Shareholder Proposals Outside of the U.S.

Calvert will take into consideration market-specific characteristics, including Calvert’s historic votes, potential barriers faced by shareholders in proposing resolutions, implications related to the passage of a resolution, and other factors, in addition to the ask of the proposal when voting on case-by-case ESG shareholder resolutions outside of the US.

© 2023 Calvert Research and Management

March 20, 2023